NEITHER  THIS  SECURITY  NOR  THE  SECURITIES  FOR  WHICH  THIS  SECURITY  IS

EXERCISABLE  HAVE  BEEN  REGISTERED  WITH  THE  SECURITIES  AND  EXCHANGE

COMMISSION  OR  THE  SECURITIES  COMMISSION  OF  ANY  STATE  IN  RELIANCE

UPON  AN  EXEMPTION  FROM  REGISTRATION  UNDER  THE  SECURITIES  ACT  OF

1933,  AS  AMENDED  (THE  “SECURITIES  ACT”),  AND,  ACCORDINGLY,  MAY  NOT  BE

OFFERED   OR   SOLD   EXCEPT   PURSUANT   TO   AN   EFFECTIVE   REGISTRATION

STATEMENT   UNDER   THE   SECURITIES   ACT   OR   PURSUANT   TO   AN   AVAILABLE

EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION

REQUIREMENTS    OF    THE    SECURITIES    ACT    AND    IN    ACCORDANCE    WITH

APPLICABLE  STATE  SECURITIES  LAWS.    THIS  SECURITY  AND  THE  SECURITIES

ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION

WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR  OTHER  LOAN  SECURED  BY  SUCH

SECURITIES.

COMMON STOCK PURCHASE WARRANT

PARALLAX HEALTH SCIENCES, INC.

Warrant Shares: 6,000,000

Initial Exercise Date:  May 3, 2019

THIS  COMMON  STOCK  PURCHASE  WARRANT  (the  “Warrant”)  certifies that,  for  value  received,  Ionic  Ventures,  LLC  or  its  assigns  (the  “Holder”)  is  entitled,  upon  the terms  and  subject  to  the  limitations  on  exercise  and  the  conditions  hereinafter  set  forth,  at  any time  on  or  after  the  date  hereof  (the  “Initial  Exercise  Date”)  and  on  or  prior  to  5:00  p.m.  (New

York  City  time)  on  May  3,  2021  1  (the  “Termination  Date”)  but  not  thereafter,  to  subscribe  for and  purchase  from  Parallax  Health  Sciences,  Inc.,  a  Nevada  corporation  (the  “Company”),  up  to

6,000,000  shares  (as  subject  to  adjustment  hereunder,  the  “Warrant  Shares”)  of  Common  Stock.

The  purchase  price  of  one  share  of  Common  Stock  under  this  Warrant  shall  be  equal  to  the

Exercise Price, as defined in Section 2(b).

Section 1.

Definitions.   Capitalized terms used and not otherwise defined herein shall

have   the   meanings   set   forth   in   that   certain   Securities   Purchase   Agreement   (the   “Purchase

Agreement”), dated May 3, 2019, among the Company and the purchasers signatory thereto.

Section 2.

Exercise.

a)

Exercise  of  Warrant.   Exercise  of  the  purchase  rights  represented  by  this

Warrant  may  be  made,  in  whole  or  in  part,  at  any  time  or  times  on  or  after  the  Initial

Exercise  Date  and  on  or  before  the  Termination  Date  by  delivery  to  the  Company  of  a duly  executed  facsimile  copy  or  PDF  copy  submitted  by  e-mail  (or  e-mail  attachment)  of

the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”).   Within the

1  Insert  the  date  that  is  the  two  year  anniversary  of  the  Initial  Exercise  Date,  provided  that,  if  such  date  is  not  a

Trading Day, insert the immediately following Trading Day.

earlier  of  (i)  two  (2)  Trading  Days  and  (ii)  the  number  of  Trading  Days  comprising  the

Standard  Settlement  Period  (as  defined  in  Section  2(d)(i)  herein)  following  the  date  of exercise  as  aforesaid,  the  Holder  shall  deliver  the  aggregate  Exercise  Price  for  the  shares specified  in  the  applicable  Notice  of  Exercise  by  wire  transfer  or  cashier’s  check  drawn on  a  United  States  bank  unless  the  cashless  exercise  procedure  specified  in  Section  2(c)

below  is  specified  in  the  applicable  Notice  of  Exercise.    No  ink-original  Notice  of

Exercise  shall  be  required,  nor  shall  any  medallion  guarantee  (or  other  type  of  guarantee

or  notarization)  of  any  Notice  of  Exercise  be  required.   Notwithstanding  anything  herein

to  the  contrary,  the  Holder  shall  not  be  required  to  physically  surrender  this  Warrant  to

the   Company   until   the   Holder   has   purchased   all   of   the   Warrant   Shares   available

hereunder  and  the  Warrant  has  been  exercised  in  full,  in  which  case,  the  Holder  shall surrender  this  Warrant  to  the  Company  for  cancellation  within  three  (3)  Trading  Days  of the  date  on  which  the  final  Notice  of  Exercise  is  delivered  to  the  Company.  Partial exercises  of  this  Warrant  resulting  in  purchases  of  a  portion  of  the  total  number  of

Warrant  Shares  available  hereunder  shall  have  the  effect  of  lowering  the  outstanding number  of  Warrant  Shares  purchasable  hereunder  in  an  amount  equal  to  the  applicable

number  of  Warrant  Shares  purchased.    The  Holder  and  the  Company  shall  maintain

records showing the number of Warrant Shares purchased and the date of such purchases.

The  Company  shall  deliver  any  objection  to  any  Notice  of  Exercise  within  one  (1)

Business  Day  of  receipt  of  such  notice.   The  Holder  and  any  assignee,  by  acceptance

of  this  Warrant,  acknowledge  and  agree  that,  by  reason  of  the  provisions  of  this paragraph,  following  the  purchase  of  a  portion  of  the  Warrant  Shares  hereunder,

the  number  of  Warrant  Shares  available  for  purchase  hereunder  at  any  given  time may be less than the amount stated on the face hereof.

b)

Exercise  Price.   The  exercise  price  per  share  of  Common  Stock  under  this

Warrant shall be $0.25, subject to adjustment hereunder (the “Exercise Price”).

c)

Cashless Exercise(s).

i.   No  Registration  Cashless  Exercise.   If  at  any  time  during  the  pendency  of

any  Event  under  Section  2(d)  of  the  Registration  Rights  Agreement,  this

Warrant  may  also  be  exercised,  in  whole  or  in  part,  at  such  time  by  means of  a  “cashless  exercise”  in  which  the  Holder  shall  be  entitled  to  receive  a number  of  Warrant  Shares  equal  to  the  quotient  obtained  by  dividing  [(A-

B) (X)] by (A), where:

(A)  =  as  applicable:  (i)  the  VWAP  on  the  Trading  Day  immediately preceding  the  date  of  the  applicable  Notice  of  Exercise  if  such  Notice  of

Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on  a  day  that  is  not  a  Trading  Day  or  (2)  both  executed  and  delivered pursuant  to  Section  2(a)  hereof  on  a  Trading  Day  prior  to  the  opening  of

“regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at

the   option   of   the   Holder,   either   (y)   the   VWAP   on   the   Trading   Day

immediately  preceding  the  date  of  the  applicable  Notice  of  Exercise  or  (z)

the  Bid  Price  of  the  Common  Stock  on  the  principal  Trading  Market  as reported by Bloomberg L.P. as of the time of the Holder’s execution of the

applicable   Notice   of   Exercise   if   such   Notice   of   Exercise   is   executed

during  “regular  trading  hours”  on  a  Trading  Day  and  is  delivered  within two  (2)  hours  thereafter  (including  until  two  (2)  hours  after  the  close  of

“regular  trading  hours”  on  a  Trading  Day)  pursuant  to  Section  2(a)  hereof or  (iii)  the  VWAP  on  the  date  of  the  applicable  Notice  of  Exercise  if  the date  of  such  Notice  of  Exercise  is  a  Trading  Day  and  such  Notice  of

Exercise  is  both  executed  and  delivered  pursuant  to  Section  2(a)  hereof after the close of “regular trading hours” on such Trading Day;

(B)  =  The  Exercise  Price  of  this  Warrant,  provided  however,  during  the pendency  of  any  Event  under  Section  2(d)  of  the  Registration  Rights

Agreement, this variable shall be 40% of Exercise Price.

(X)  =  the  number  of  Warrant  Shares  that  would  be  issuable  upon  exercise of  this  Warrant  in  accordance  with  the  terms  of  this  Warrant  if  such exercise were by means of a cash exercise rather than a cashless exercise.

If  Warrant  Shares  are  issued  in  such  a  cashless  exercise,  the  parties  acknowledge and  agree  that  in  accordance  with  Section  3(a)(9)  of  the  Securities  Act,  the  Warrant

Shares  shall  take  on  the  characteristics  of  the  Warrants  being  exercised,  and  the  holding period  of  the  Warrant  Shares  being  issued  may  be  tacked  on  to  the  holding  period  of  this

Warrant.  The Company agrees not to take any position contrary to this Section 2(c)(i).

ii.   Alternate  Cashless  Exercise.   In  addition  to  Section  2(c)(i)  above,  at  the

option  of  the  Holder,  a  cashless  exercise  may  also  occur,  in  whole  or  in part  (i)  after  May  [●],  2019  and  (ii)  on  any  Trading  Day  after  the  Initial

Exercise Date if the VWAP for the Trading Day immediately prior to such date  is  equal  to  or  less  than  $0.25  (subject  to  adjustment  for  forward  and reverse  stock  splits,  stock  dividends  and  the  like  that  occur  after  the  Initial

Exercise  Date),  in  which  the  Holder  shall  be  entitled  to  receive  a  number of  Warrant  Shares  equal  to  the  product  obtained  by  multiplying  X  by  [(A-

B)/B], where:

(A)  =  the  Exercise  Price  as  in  effect  on  the  Initial  Exercise  Date  (as adjusted  for  stock  splits,  stock  dividends,  stock  recapitalizations  or  other similar events that occur after the Initial Exercise Date);

(B) = 85% of the “Market Price”; provided, however, during the pendency of any Event under Section 2(d) of the Registration Rights Agreement, this variable  (B)  shall  be  62.5%  of  the  Market  Price  at  the  time  of  exercise during  the  occurrence  of  any  Event  (as  defined  in  the  Registration  Rights

Agreement; and

(X)  =  the  number  of  Warrant  Shares  that  would  be  issuable  upon  exercise of  this  Warrant  in  accordance  with  the  terms  of  this  Warrant  if  such exercise were by means of a cash exercise rather than a cashless exercise.

If  Warrant  Shares  are  issued  in  such  a  cashless  exercise,  the  parties  acknowledge and  agree  that  in  accordance  with  Section  3(a)(9)  of  the  Securities  Act,  the  Warrant

Shares  shall  take  on  the  characteristics  of  the  Warrants  being  exercised,  and  the  holding period  of  the  Warrant  Shares  being  issued  may  be  tacked  on  to  the  holding  period  of  this

Warrant.  The Company agrees not to take any position contrary to this Section 2(c)(ii).

As used herein, the following definitions have the following meanings:

“Market  Price”  means  the  average  of  the  two  lowest  VWAPs  during  the

20  Trading  Days  immediately  prior  to  and  ending  on  and  including  the  date  the applicable  Notice  of  Exercise  less  $0.005,  not  subject  to  adjustment  for  reverse and forward stock splits and the like.

“VWAP”  means,  for  any  date,  the  price  determined  by  the  first  of  the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for  such  date  (or  the  nearest  preceding  date)  on  the  Trading  Market  on  which  the

Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a

Trading  Day  from  9:30  a.m.  (New  York  City  time)  to  4:02  p.m.  (New  York  City

time)),  (b)   if  OTCQB  or  OTCQX  is  not  a  Trading  Market,  the  volume  weighted average  price  of  the  Common  Stock  for  such  date  (or  the  nearest  preceding  date)

on  OTCQB  or  OTCQX  as  applicable,  (c)  if  the  Common  Stock  is  not  then  listed or  quoted  for  trading  on  OTCQB  or  OTCQX  and  if  prices  for  the  Common  Stock are  then  reported  in  the  “Pink  Sheets”  published  by  OTC  Markets  Group,  Inc.  (or a  similar  organization  or  agency  succeeding  to  its  functions  of  reporting  prices),

the  most  recent  bid  price  per  share  of  the  Common  Stock  so  reported,  or  (d) in  all other  cases,  the  fair  market  value  of  a  share  of  Common  Stock  as  determined  by an  independent  appraiser  selected  in  good  faith  by  the  Purchasers  of  a  majority  in

interest   of   the   Securities   then   outstanding   and   reasonably   acceptable   to   the

Company, the fees and expenses of which shall be paid by the Company.

“Bid  Price”  means,  for  any  date,  the  price  determined  by  the  first  of  the following clauses that applies: (a) if the Common Stock is then listed or quoted on a  Trading  Market,  the  bid  price  of  the  Common  Stock  for  the  time  in  question  (or the nearest preceding date) on the Trading Market on which the Common Stock is then  listed  or  quoted  as  reported  by  Bloomberg  L.P.  (based  on  a  Trading  Day

from  9:30  a.m.  (New  York  City  time)  to  4:02  p.m.  (New  York  City  time)),  (b)   if

OTCQB  or  OTCQX  is  not  a  Trading  Market,  the  volume  weighted  average  price of  the  Common  Stock  for  such  date  (or  the  nearest  preceding  date)  on  OTCQB  or

OTCQX  as  applicable,  (c)  if  the  Common  Stock  is  not  then  listed  or  quoted  for trading  on  OTCQB  or  OTCQX  and  if  prices  for  the  Common  Stock  are  then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization  or  agency  succeeding  to  its  functions  of  reporting  prices),  the  most recent  bid  price  per  share  of  the  Common  Stock  so  reported,  or  (d) in  all  other cases,  the  fair  market  value  of  a  share  of  Common  Stock  as  determined  by  an independent  appraiser  selected  in  good  faith  by  the  Purchasers  of  a  majority  in

interest   of   the   Securities   then   outstanding   and   reasonably   acceptable   to   the

Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding  anything  herein  to  the  contrary,  on  the  Termination  Date,  this

Warrant  shall  be  automatically  exercised  via  cashless  exercise  pursuant  to  the  formula  in either  Section  2(c)(i)  or  2(c)(ii),  whichever  would  yield  a  higher  number  of  Warrant

Shares.

d)

Mechanics of Exercise.

i.

Delivery  of  Warrant  Shares  Upon  Exercise.    The  Company

shall cause the Warrant Shares purchased hereunder to be transmitted by

the   Transfer   Agent   to   the   Holder   by   crediting   the   account   of   the

Holder’s  or  its  designee’s  balance  account  with  The  Depository  Trust

Company   through   its   Deposit   or   Withdrawal   at   Custodian   system

(“DWAC”)  if  the  Company  is  then  a  participant  in  such  system  and either  (A)  there  is  an  effective  registration  statement  permitting  the issuance  of  the  Warrant  Shares  to  or  resale  of  the  Warrant  Shares  by  the

Holder  or  (B)  the  Warrant  Shares  are  eligible  for  resale  by  the  Holder pursuant  to  Rule  144  (assuming  cashless  exercise  of  the  Warrants),  and

otherwise   by   physical   delivery   of   a   certificate,   registered   in   the

Company’s  share  register  in  the  name  of  the  Holder  or  its  designee,  for the number of Warrant Shares to which the Holder is entitled pursuant to such  exercise  to  the  address  specified  by  the  Holder  in  the  Notice  of

Exercise  by  the  date  that  is  the  earliest  of  (i)  two  (2)  Trading  Days  after the  delivery  to  the  Company  of  the  Notice  of  Exercise,  (ii)  one  (1)

Trading   Day   after   delivery   of   the   aggregate   Exercise   Price   to   the

Company  and  (iii)  the  number  of  Trading  Days  comprising  the  Standard

Settlement  Period  after  the  delivery  to  the  Company  of  the  Notice  of

Exercise   (such   date,   the   “Warrant   Share   Delivery   Date”).

Upon

delivery  of  the  Notice  of  Exercise,  the  Holder  shall  be  deemed  for  all corporate  purposes  to  have  become  the  holder  of  record  of  the  Warrant

Shares   with   respect   to   which   this   Warrant   has   been   exercised,

irrespective  of  the  date  of  delivery  of  the  Warrant  Shares,  provided   that

payment  of  the  aggregate  Exercise  Price  (other  than  in  the  case  of  a cashless  exercise)  is  received  within  the  earlier  of  (i)  two  (2)  Trading

Days  and  (ii)  the  number  of  Trading  Days  comprising  the  Standard

Settlement  Period  following  delivery  of  the  Notice  of  Exercise.   If  the

Company  fails  for  any  reason  to  deliver  to  the  Holder  the  Warrant

Shares  subject  to  a  Notice  of  Exercise  by  the  Warrant  Share  Delivery

Date,   the   Company   shall   pay   to   the   Holder,   in   cash,   as   liquidated

damages and not as a penalty, for each $1,000 of Warrant Shares subject to  such  exercise  (based  on  the  VWAP  of  the  Common  Stock  on  the  date of  the  applicable  Notice  of  Exercise),  $10  per  Trading  Day  (increasing to  $20  per  Trading  Day  on  the  fifth  Trading  Day  after  such  liquidated damages begin to accrue) for each Trading Day after such Warrant Share

Delivery   Date   until   such   Warrant   Shares   are   delivered   or   Holder

rescinds such exercise. The Company agrees to maintain a transfer agent

that   is   a   participant   in   the   FAST   program   so   long   as   this   Warrant

remains    outstanding    and    exercisable.    As    used    herein,    “Standard

Settlement  Period”  means  the  standard  settlement  period,  expressed  in  a number  of  Trading  Days,  on  the  Company’s  primary  Trading  Market with  respect  to  the  Common  Stock  as  in  effect  on  the  date  of  delivery  of the Notice of Exercise.

ii.

Delivery  of  New  Warrants  Upon  Exercise.   If  this  Warrant

shall  have  been  exercised  in  part,  the  Company  shall,  at  the  request  of  a

Holder  and  upon  surrender  of  this  Warrant  certificate,  at  the  time  of delivery  of  the  Warrant  Shares,  deliver  to  the  Holder  a  new  Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant

Shares  called  for  by  this  Warrant,  which  new  Warrant  shall  in  all  other respects be identical with this Warrant.

iii.

Rescission   Rights.     If   the   Company   fails   to   cause   the

Transfer  Agent  to  transmit  to  the  Holder  the  Warrant  Shares  pursuant  to

Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.

Compensation   for   Buy-In   on   Failure   to   Timely   Deliver

Warrant  Shares  Upon  Exercise.   In  addition  to  any  other  rights  available

to  the  Holder,  if  the  Company  fails  to  cause  the  Transfer  Agent  to

transmit   to   the   Holder   the   Warrant   Shares   in   accordance   with   the

provisions  of  Section  2(d)(i)  above  pursuant  to  an  exercise  on  or  before the  Warrant  Share  Delivery  Date,  and  if  after  such  date  the  Holder  is required  by  its  broker  to  purchase  (in  an  open  market  transaction  or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of

Common  Stock  to  deliver  in  satisfaction  of  a  sale  by  the  Holder  of  the

Warrant   Shares   which   the   Holder   anticipated   receiving   upon   such

exercise  (a  “Buy-In”),  then  the  Company  shall  (A)  pay  in  cash  to  the

Holder the amount, if any, by which (x) the Holder’s total purchase price

(including  brokerage  commissions,  if  any)  for  the  shares  of  Common

Stock  so  purchased  exceeds  (y)  the  amount  obtained  by  multiplying  (1)

the  number  of  Warrant  Shares  that  the  Company  was  required  to  deliver to  the  Holder  in  connection  with  the  exercise  at  issue  times  (2)  the  price at  which  the  sell  order  giving  rise  to  such  purchase  obligation  was executed,  and  (B)  at  the  option  of  the  Holder,  either  reinstate  the  portion of  the  Warrant  and  equivalent  number  of  Warrant  Shares  for  which  such exercise  was  not  honored  (in  which  case  such  exercise  shall  be  deemed rescinded)  or  deliver  to  the  Holder  the  number  of  shares  of  Common

Stock  that  would  have  been  issued  had  the  Company  timely  complied with  its  exercise  and  delivery  obligations  hereunder  plus  any  other  fees or  expenses  charged  by  the  Holders  brokerage  firm  in  addition  to  the

foregoing.   For  example,  if  the  Holder  purchases  Common  Stock  having a  total  purchase  price  of  $11,000  to  cover  a  Buy-In  with  respect  to  an attempted  exercise  of  shares  of  Common  Stock  with  an  aggregate  sale price  giving  rise  to  such  purchase  obligation  of  $10,000,  under  clause

(A)   of   the   immediately   preceding   sentence   the   Company   shall   be

required   to   pay   the   Holder   $1,000.   The   Holder   shall   provide   the

Company  written  notice  indicating  the  amounts  payable  to  the  Holder  in respect of the Buy-In and, upon request of the Company, evidence of the

amount  of  such  loss.    Nothing  herein  shall  limit  a  Holder’s  right  to

pursue  any  other  remedies  available  to  it  hereunder,  at  law  or  in  equity including,  without  limitation,  a  decree  of  specific  performance  and/or injunctive  relief  with  respect  to  the  Company’s  failure  to  timely  deliver shares  of  Common  Stock  upon  exercise  of  the  Warrant  as  required pursuant to the terms hereof.

v.

No Fractional Shares or Scrip.  No fractional shares or scrip representing  fractional  shares  shall  be  issued  upon  the  exercise  of  this

Warrant.     As   to   any   fraction   of   a   share   which   the   Holder   would

otherwise  be  entitled  to  purchase  upon  such  exercise,  the  Company shall,  at  its  election,  either  pay  a  cash  adjustment  in  respect  of  such  final fraction  in  an  amount  equal  to  such  fraction  multiplied  by  the  Exercise

Price or round up to the next whole share.

vi.

Charges,  Taxes  and  Expenses.   Issuance  of  Warrant  Shares

shall  be  made  without  charge  to  the  Holder  for  any  issue  or  transfer  tax or  other  incidental  expense  in  respect  of  the  issuance  of  such  Warrant

Shares,  all  of  which  taxes  and  expenses  shall  be  paid  by  the  Company,

and  such  Warrant  Shares  shall  be  issued  in  the  name  of  the  Holder  or  in

such   name   or   names   as   may   be   directed   by   the   Holder;   provided,

however, that in the event that Warrant Shares are to be issued in a name other  than  the  name  of  the  Holder,  this  Warrant  when  surrendered  for exercise  shall  be  accompanied  by  the  Assignment  Form  attached  hereto

duly   executed   by   the   Holder   and   the   Company   may   require,   as   a

condition thereto, the payment of a sum sufficient to reimburse it for any

transfer  tax  incidental  thereto.    The  Company  shall  pay  all  Transfer

Agent  fees  required  for  same-day  processing  of  any  Notice  of  Exercise and  all  fees  to  the  Depository  Trust  Company  (or  another  established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.

Closing   of   Books.      The   Company   will   not   close   its

stockholder  books  or  records  in  any  manner  which  prevents  the  timely exercise of this Warrant, pursuant to the terms hereof.

e)

Holder’s  Exercise  Limitations.   The  Company  shall  not  effect  any

exercise  of  this  Warrant,  and  a  Holder  shall  not  have  the  right  to  exercise  any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving  effect  to  such  issuance  after  exercise  as  set  forth  on  the  applicable  Notice of  Exercise,  the  Holder  (together  with  the  Holder’s  Affiliates,  and  any  other

Persons   acting   as   a   group   together   with   the   Holder   or   any   of   the   Holder’s

Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess

of  the  Beneficial  Ownership  Limitation  (as  defined  below).   For  purposes  of  the

foregoing  sentence,  the  number  of  shares  of  Common  Stock  beneficially  owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares  of  Common  Stock  issuable  upon  exercise  of  this  Warrant  with  respect  to which  such  determination  is  being  made,  but  shall  exclude  the  number  of  shares of  Common  Stock  which  would  be  issuable  upon  (i)  exercise  of  the  remaining,

nonexercised  portion  of  this  Warrant  beneficially  owned  by  the  Holder  or  any  of

its   Affiliates   or   Attribution   Parties   and   (ii)   exercise   or   conversion   of   the

unexercised  or  nonconverted  portion  of  any  other  securities  of  the  Company

(including, without limitation, any other  Common Stock Equivalents) subject to a limitation  on  conversion  or  exercise  analogous  to  the  limitation  contained  herein beneficially  owned  by  the  Holder  or  any  of  its  Affiliates  or  Attribution  Parties.

Except  as  set  forth  in  the  preceding  sentence,  for  purposes  of  this  Section  2(e),

beneficial  ownership  shall  be  calculated  in  accordance  with  Section  13(d)  of  the

Exchange  Act  and  the  rules  and  regulations  promulgated  thereunder,  it  being acknowledged  by  the  Holder  that  the  Company  is  not  representing  to  the  Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and

the   Holder   is   solely   responsible   for   any   schedules   required   to   be   filed   in

accordance  therewith.    To  the  extent  that  the  limitation  contained  in  this  Section

2(e)  applies,  the  determination  of  whether  this  Warrant  is  exercisable  (in  relation

to   other   securities   owned   by   the   Holder   together   with   any   Affiliates   and

Attribution Parties) and of which portion of this Warrant is exercisable shall be in the  sole  discretion  of  the  Holder,  and  the  submission  of  a  Notice  of  Exercise  shall be deemed to be the Holder’s determination of whether this Warrant is exercisable

(in  relation  to  other  securities  owned  by  the  Holder  together  with  any  Affiliates and  Attribution  Parties)  and  of  which  portion  of  this  Warrant  is  exercisable,  in each  case  subject  to  the  Beneficial  Ownership  Limitation,  and  the  Company  shall

have  no  obligation  to  verify  or  confirm  the  accuracy  of  such  determination.     In

addition,  a  determination  as  to  any  group  status  as  contemplated  above  shall  be determined  in  accordance  with  Section  13(d)  of  the  Exchange  Act  and  the  rules

and  regulations  promulgated  thereunder.    For  purposes  of  this  Section  2(e),  in

determining  the  number  of  outstanding  shares  of  Common  Stock,  a  Holder  may rely on the number of outstanding shares of Common Stock as reflected in (A) the

Company’s  most  recent  periodic  or  annual  report  filed  with  the  Commission,  as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of  a  Holder,  the  Company  shall  within  one  Trading  Day  confirm  orally  and  in writing  to  the  Holder  the  number  of  shares  of  Common  Stock  then  outstanding.

In   any   case,   the   number   of   outstanding   shares   of   Common   Stock   shall   be

determined  after  giving  effect  to  the  conversion  or  exercise  of  securities  of  the

Company,  including  this  Warrant,  by  the  Holder  or  its  Affiliates  or  Attribution

Parties  since  the  date  as  of  which  such  number  of  outstanding  shares  of  Common

Stock  was  reported.   The  “Beneficial  Ownership  Limitation”  shall  be  4.99%  of the  number  of  shares  of  the  Common  Stock  outstanding  immediately  after  giving effect  to  the  issuance  of  shares  of  Common  Stock  issuable  upon  exercise  of  this

Warrant.   The  Holder,  upon  notice  to  the  Company,  may  increase  or  decrease  the

Beneficial Ownership Limitation provisions of this Section 2(e), provided that the

Beneficial  Ownership  Limitation  in  no  event  exceeds  9.99%  of  the  number  of shares  of  the  Common  Stock  outstanding  immediately  after  giving  effect  to  the issuance  of  shares  of  Common  Stock  upon  exercise  of  this  Warrant  held  by  the

Holder  and  the  provisions  of  this  Section  2(e)  shall  continue  to  apply.    Any

increase in the Beneficial Ownership Limitation will not be effective until the 61st

day   after   such   notice   is   delivered   to   the   Company.     The   provisions   of   this

paragraph shall be construed and implemented in a manner otherwise than in strict conformity  with  the  terms  of  this  Section  2(e)  to  correct  this  paragraph  (or  any

portion   hereof)   which   may   be   defective   or   inconsistent   with   the   intended

Beneficial   Ownership   Limitation   herein   contained   or   to   make   changes   or

supplements  necessary  or  desirable  to  properly  give  effect  to  such  limitation.  The limitations  contained  in  this  paragraph  shall  apply  to  a  successor  holder  of  this

Warrant.

f)

Call  Provision.   Subject  to  the  provisions  of  Section  2(e)  and  this

Section  2(f),  if,  after  the  Effective  Date,  (i)  the  VWAP  for  each  of  10  consecutive

Trading  Days  (the  “Measurement  Period,”  which  10  consecutive  Trading  Day period  shall  not  have  commenced  until  after  the  Effective  Date)  exceeds  $0.75

(subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends  and  the  like  after  the  Initial  Exercise  Date),  (ii)  the  average  daily

volume  for  such  Measurement  Period  exceeds  $100,000  per  Trading  Day    and

(iii)  the  Holder  is  not  in  possession  of  any  information  that  constitutes,  or  might constitute,  material  non-public  information  which  was  provided  by  the  Company,

any  of  its  Subsidiaries,  or  any  of  their  officers,  directors,  employees,  agents  or

Affiliates,  then  the  Company  may,  within  1  Trading  Day  of  the  end  of  such

Measurement Period, call for cancellation of all or any portion of this Warrant for which  a  Notice  of  Exercise  has  not  yet  been  delivered  (such  right,  a  “Call”)  for

consideration  equal  to  $.001  per  Warrant  Share.    To  exercise  this  right,  the

Company   must   deliver   to   the   Holder   an   irrevocable   written   notice   (a   “Call

Notice”),  indicating  therein  the  portion  of  unexercised  portion  of  this  Warrant  to

which  such  notice  applies.    If  the  conditions  set  forth  below  for  such  Call  are satisfied  from  the  period  from  the  date  of  the  Call  Notice  through  and  including the  Call  Date  (as  defined  below),  then  any  portion  of  this  Warrant  subject  to  such

Call  Notice  for  which  a  Notice  of  Exercise  shall  not  have  been  received  by  the

Call  Date  will  be  cancelled  at  6:30  p.m.  (New  York  City  time)  on  the  tenth

Trading  Day  after  the  date  the  Call  Notice  is  received  by  the  Holder  (such  date

and  time,  the  “Call  Date”).   Any  unexercised  portion  of  this  Warrant  to  which  the

Call   Notice   does   not   pertain   will   be   unaffected   by   such   Call   Notice.     In

furtherance  thereof,  the  Company  covenants  and  agrees  that  it  will  honor  all

Notices  of  Exercise  with  respect  to  Warrant  Shares  subject  to  a  Call  Notice  that

are  tendered  through  6:30  p.m.  (New  York  City  time)  on  the  Call  Date.    The

parties  agree  that  any  Notice  of  Exercise  delivered  following  a  Call  Notice  which calls  less  than  all  of  the  Warrants  shall  first  reduce  to  zero  the  number  of  Warrant

Shares subject to such Call Notice prior to reducing the remaining Warrant Shares

available  for  purchase  under  this  Warrant.   For  example,  if  (A)  this  Warrant  then

permits the Holder to acquire 100 Warrant Shares, (B) a Call Notice pertains to 75

Warrant Shares, and (C) prior to 6:30 p.m. (New York City time) on the Call Date the  Holder  tenders  a  Notice  of  Exercise  in  respect  of  50  Warrant  Shares,  then  (x)

on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically  cancelled,  (y)  the  Company,  in  the  time  and  manner  required  under this  Warrant,  will  have  issued  and  delivered  to  the  Holder  50  Warrant  Shares  in respect  of  the  exercises  following  receipt  of  the  Call  Notice,  and  (z)  the  Holder may,  until  the  Termination  Date,  exercise  this  Warrant  for  25  Warrant  Shares

(subject to adjustment as herein provided and subject to subsequent Call Notices).

Subject  again  to  the  provisions  of  this  Section  2(f),  the  Company  may  deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall

not   have   delivered   a   Notice   of   Exercise.     Notwithstanding   anything   to   the

contrary  set  forth  in  this  Warrant,  the  Company  may  not  deliver  a  Call  Notice  or require  the  cancellation  of  this  Warrant  (and  any  such  Call  Notice  shall  be  void),

unless,  from  the  beginning  of  the  Measurement  Period  through  the  Call  Date,  (1)

the  Company  shall  have  honored  in  accordance  with  the  terms  of  this  Warrant  all

Notices  of  Exercise  delivered  by   6:30  p.m.  (New  York  City  time)  on  the  Call

Date, and (2) the Registration Statement shall be effective as to all Warrant Shares and  the  prospectus  thereunder  available  for  use  by  the  Holder  for  the  resale  of  all such  Warrant  Shares,  and  (3)  the  Common  Stock  shall  be  listed  or  quoted  for trading  on  the  Trading  Market,  and  (4)  there  is  a  sufficient  number  of  authorized shares  of  Common  Stock  for  issuance  of  all  Securities  under  the  Transaction

Documents,  and  (5)  the  issuance  of  all  Warrant  Shares  subject  to  a  Call  Notice

shall  not  cause  a  breach  of  any  provision  of  Section  2(e)  herein.   The  Company’s

right  to  call  the  Warrants  under  this  Section  2(f)  shall  be  exercised  ratably  among the Holders based on each Holder’s initial purchase of Warrants.

Section 3.

Certain Adjustments.

a)

Stock   Dividends   and   Splits.   If   the   Company,   at   any   time   while   this

Warrant  is  outstanding:  (i)  pays  a  stock  dividend  or  otherwise  makes  a  distribution  or distributions  on  shares  of  its  Common  Stock  or  any  other  equity  or  equity  equivalent securities  payable  in  shares  of  Common  Stock  (which,  for  avoidance  of  doubt,  shall  not include  any  shares  of  Common  Stock  issued  by  the  Company  upon  exercise  of  this

Warrant),  (ii)  subdivides  outstanding  shares  of  Common  Stock  into  a  larger  number  of shares,  (iii)  combines  (including  by  way  of  reverse  stock  split)  outstanding  shares  of

Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of  the  Common  Stock  any  shares  of  capital  stock  of  the  Company,  then  in  each  case  the

Exercise  Price  shall  be  multiplied  by  a  fraction  of  which  the  numerator  shall  be  the number  of  shares  of  Common  Stock  (excluding  treasury  shares,  if  any)  outstanding immediately  before  such  event  and  of  which  the  denominator  shall  be  the  number  of shares  of  Common  Stock  outstanding  immediately  after  such  event,  and  the  number  of shares  issuable  upon  exercise  of  this  Warrant  shall  be  proportionately  adjusted  such  that

the  aggregate  Exercise  Price  of  this  Warrant  shall  remain  unchanged.   Any  adjustment

made  pursuant  to  this  Section  3(a)  shall  become  effective  immediately  after  the  record date for the determination of stockholders entitled to receive such dividend or distribution

and   shall   become   effective   immediately   after   the   effective   date   in   the   case   of   a

subdivision, combination or re-classification.

b)

[RESERVED].

c)

Subsequent  Rights  Offerings.   In  addition  to  any  adjustments  pursuant  to

Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock

Equivalents  or  rights  to  purchase  stock,  warrants,  securities  or  other  property  pro  rata  to the  record  holders  of  any  class  of  shares  of  Common  Stock  (the  “Purchase  Rights”),  then the  Holder  will  be  entitled  to  acquire,  upon  the  terms  applicable  to  such  Purchase  Rights,

the  aggregate  Purchase  Rights  which  the  Holder  could  have  acquired  if  the  Holder  had held  the  number  of  shares  of  Common  Stock  acquirable  upon  complete  exercise  of  this

Warrant   (without   regard   to   any   limitations   on   exercise   hereof,   including   without

limitation,  the  Beneficial  Ownership  Limitation)  immediately  before  the  date  on  which  a record  is  taken  for  the  grant,  issuance  or  sale  of  such  Purchase  Rights,  or,  if  no  such record is taken, the date as of which the record holders of shares of Common Stock are to be  determined  for  the  grant,  issue  or  sale  of  such  Purchase  Rights  (provided,  however,

that,  to  the  extent  that  the  Holder’s  right  to  participate  in  any  such  Purchase  Right  would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall

not   be   entitled   to   participate   in   such   Purchase   Right   to   such   extent   (or   beneficial

ownership  of  such  shares  of  Common  Stock  as  a  result  of  such  Purchase  Right  to  such extent)  and  such  Purchase  Right  to  such  extent  shall  be  held  in  abeyance  for  the  Holder until  such  time,  if  ever,  as  its  right  thereto  would  not  result  in  the  Holder  exceeding  the

Beneficial Ownership Limitation).

d)

Pro Rata Distributions.  During such time as this Warrant is outstanding, if the  Company  shall  declare  or  make  any  dividend  or  other  distribution  of  its  assets  (or rights  to  acquire  its  assets)  to  holders  of  shares  of  Common  Stock,  by  way  of  return  of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities,  property  or  options  by  way  of  a  dividend,  spin  off,  reclassification,  corporate rearrangement,  scheme  of  arrangement  or  other  similar  transaction)  (a  “Distribution”),  at any  time  after  the  issuance  of  this  Warrant,  then,  in  each  such  case,  the  Holder  shall  be entitled  to  participate  in  such  Distribution  to  the  same  extent  that  the  Holder  would  have participated  therein  if  the  Holder  had  held  the  number  of  shares  of  Common  Stock acquirable  upon  complete  exercise  of  this  Warrant  (without  regard  to  any  limitations  on

exercise   hereof,   including   without   limitation,   the   Beneficial   Ownership   Limitation)

immediately  before  the  date  of  which  a  record  is  taken  for  such  Distribution,  or,  if  no such  record  is  taken,  the  date  as  of  which  the  record  holders  of  shares  of  Common  Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the

Holder  exceeding  the  Beneficial  Ownership  Limitation,  then  the  Holder  shall  not  be entitled  to  participate  in  such  Distribution  to  such  extent  (or  in  the  beneficial  ownership of  any  shares  of  Common  Stock  as  a  result  of  such  Distribution  to  such  extent)  and  the portion  of  such  Distribution  shall  be  held  in  abeyance  for  the  benefit  of  the  Holder  until such  time,  if  ever,  as  its  right  thereto  would  not  result  in  the  Holder  exceeding  the

Beneficial Ownership Limitation).

e)

Fundamental    Transaction.    If,    at    any    time    while    this    Warrant    is

outstanding,  (i)  the  Company,  directly  or  indirectly,  in  one  or  more  related  transactions effects  any  merger  or  consolidation  of  the  Company  with  or  into  another  Person,  (ii)  the

Company,  directly  or  indirectly,  effects  any  sale,  lease,  license,  assignment,  transfer,

conveyance or other disposition of all or substantially all of its assets in one or a series of related  transactions,  (iii)  any,  direct  or  indirect,  purchase  offer,  tender  offer  or  exchange offer  (whether  by  the  Company  or  another  Person)  is  completed  pursuant  to  which holders  of  Common  Stock  are  permitted  to  sell,  tender  or  exchange  their  shares  for  other securities,  cash  or  property  and  has  been  accepted  by  the  holders  of  50%  or  more  of  the outstanding  Common  Stock,  (iv)  the  Company,  directly  or  indirectly,  in  one  or  more related  transactions  effects  any  reclassification,  reorganization  or  recapitalization  of  the

Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the

Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation,

a   reorganization,   recapitalization,   spin-off,   merger   or   scheme   of   arrangement)   with

another  Person  or  group  of  Persons  whereby  such  other  Person  or  group  acquires  more than  50%  of  the  outstanding  shares  of  Common  Stock  (not  including  any  shares  of

Common   Stock   held   by   the   other   Person   or   other   Persons   making   or   party   to,   or

associated  or  affiliated  with  the  other  Persons  making  or  party  to,  such  stock  or  share purchase  agreement  or  other  business  combination)  (each  a  “Fundamental  Transaction”),

then,  upon  any  subsequent  exercise  of  this  Warrant,  the  Holder  shall  have  the  right  to receive,  for  each  Warrant  Share  that  would  have  been  issuable  upon  such  exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the

Holder  (without  regard  to  any  limitation  in  Section  2(e)  on  the  exercise  of  this  Warrant),

the  number  of  shares  of  Common  Stock  of  the  successor  or  acquiring  corporation  or  of the  Company,  if  it  is  the  surviving  corporation,  and  any  additional  consideration  (the

“Alternate  Consideration”)  receivable  as  a  result  of  such  Fundamental  Transaction  by  a holder  of  the  number  of  shares  of  Common  Stock  for  which  this  Warrant  is  exercisable immediately  prior  to  such  Fundamental  Transaction  (without  regard  to  any  limitation  in

Section  2(e)  on  the  exercise  of  this  Warrant).    For  purposes  of  any  such  exercise,  the

determination  of  the  Exercise  Price  shall  be  appropriately  adjusted  to  apply  to  such

Alternate  Consideration  based  on  the  amount  of  Alternate  Consideration  issuable  in

respect   of   one   share   of   Common   Stock   in   such   Fundamental   Transaction,   and   the

Company  shall  apportion  the  Exercise  Price  among  the  Alternate  Consideration  in  a

reasonable   manner   reflecting   the   relative   value   of   any   different   components   of   the

Alternate  Consideration.    If  holders  of  Common  Stock  are  given  any  choice  as  to  the securities,  cash  or  property  to  be  received  in  a  Fundamental  Transaction,  then  the  Holder shall  be  given  the  same  choice  as  to  the  Alternate  Consideration  it  receives  upon  any

exercise  of  this  Warrant  following  such  Fundamental  Transaction.    Notwithstanding

anything  to  the  contrary,  in  the  event  of  a  Fundamental  Transaction,  the  Company  or  any

Successor  Entity  (as  defined  below)  shall,  at  the  Holder’s  option,  exercisable  at  any  time

concurrently   with,   or   within   30   days   after,   the   consummation   of   the   Fundamental

Transaction   (or,   if   later,   the   date   of   the   public   announcement   of   the   applicable

Fundamental  Transaction),  purchase  this  Warrant  from  the  Holder  by  paying  to  the

Holder  an  amount  of  cash  equal  to  the  Black  Scholes  Value  (as  defined  below)  of  the remaining  unexercised  portion  of  this  Warrant  on  the  date  of  the  consummation  of  such

Fundamental  Transaction.   “Black  Scholes  Value”  means  the  value  of  this  Warrant  based

on   the   Black-Scholes   Option   Pricing   Model   obtained   from   the   “OV”   function   on

Bloomberg,   L.P.   (“Bloomberg”)   determined   as   of   the   day   of   consummation   of   the

applicable  Fundamental  Transaction  for  pricing  purposes  and  reflecting  (A)  a  risk-free interest  rate  corresponding  to  the  U.S.  Treasury  rate  for  a  period  equal  to  the  time between  the  date  of  the  public  announcement  of  the  applicable  Fundamental  Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the

100  day  volatility  obtained  from  the  HVT  function  on  Bloomberg  as  of  the  Trading  Day

immediately   following   the   public   announcement   of   the   applicable   Fundamental

Transaction,  (C)  the  underlying  price  per  share  used  in  such  calculation  shall  be  the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any  non-cash  consideration,  if  any,  being  offered  in  such  Fundamental  Transaction  and

(ii)  the  greater  of  (x)  the  last  VWAP  immediately  prior  to  the  public  announcement  of

such   Fundamental   Transaction   and   (y)   the   last   VWAP   immediately   prior   to   the

consummation  of  such  Fundamental  Transaction  and  (D)  a  remaining  option  time  equal to  the  time  between  the  date  of  the  public  announcement  of  the  applicable  Fundamental

Transaction  and  the  Termination  Date.   The  payment  of  the  Black  Scholes  Value  will  be

made  by  wire  transfer  of  immediately  available  funds  within  five  Business  Days  of  the

Holder’s election (or, if later, on the effective date of the Fundamental Transaction).  The

Company  shall  cause  any  successor  entity  in  a  Fundamental  Transaction  in  which  the

Company  is  not  the  survivor  (the  “Successor  Entity”)  to  assume  in  writing  all  of  the obligations  of  the  Company  under  this  Warrant  and  the  other  Transaction  Documents  in accordance  with  the  provisions  of  this  Section  3(e)  pursuant  to  written  agreements  in form  and  substance  reasonably  satisfactory  to  the  Holder  and  approved  by  the  Holder

(without  unreasonable  delay)  prior  to  such  Fundamental  Transaction  and  shall,  at  the option  of  the  Holder,  deliver  to  the  Holder  in  exchange  for  this  Warrant  a  security  of  the

Successor  Entity  evidenced  by  a  written  instrument  substantially  similar  in  form  and substance  to  this  Warrant  which  is  exercisable  for  a  corresponding  number  of  shares  of capital  stock  of  such  Successor  Entity  (or  its  parent  entity)  equivalent  to  the  shares  of

Common  Stock  acquirable  and  receivable  upon  exercise  of  this  Warrant  (without  regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction,

and  with  an  exercise  price  which  applies  the  exercise  price  hereunder  to  such  shares  of capital  stock  (but  taking  into  account  the  relative  value  of  the  shares  of  Common  Stock pursuant  to  such  Fundamental  Transaction  and  the  value  of  such  shares  of  capital  stock,

such  number  of  shares  of  capital  stock  and  such  exercise  price  being  for  the  purpose  of protecting  the  economic  value  of  this  Warrant  immediately  prior  to  the  consummation  of

such   Fundamental   Transaction),   and   which   is   reasonably   satisfactory   in   form   and

substance  to  the  Holder.  Upon  the  occurrence  of  any  such  Fundamental  Transaction,  the

Successor  Entity  shall  succeed  to,  and  be  substituted  for  (so  that  from  and  after  the  date

of   such   Fundamental   Transaction,   the   provisions   of   this   Warrant   and   the   other

Transaction  Documents  referring  to  the  “Company”  shall  refer  instead  to  the  Successor

Entity),  and  may  exercise  every  right  and  power  of  the  Company  and  shall  assume  all  of the  obligations  of  the  Company  under  this  Warrant  and  the  other  Transaction  Documents with the same effect as if such Successor Entity had been named as the Company herein.

f)

Calculations.  All  calculations  under  this  Section  3  shall  be  made  to  the nearest  cent  or  the  nearest  1/100th  of  a  share,  as  the  case  may  be.  For  purposes  of  this

Section  3,  the  number  of  shares  of  Common  Stock  deemed  to  be  issued  and  outstanding as  of  a  given  date  shall  be  the  sum  of  the  number  of  shares  of  Common  Stock  (excluding treasury shares, if any) issued and outstanding.

g)

Notice to Holder.

i.

Adjustment  to  Exercise  Price.  Whenever  the  Exercise  Price  is

adjusted  pursuant  to  any  provision  of  this  Section  3,  the  Company  shall promptly  deliver  to  the  Holder  by  facsimile  or  email  a  notice  setting  forth the  Exercise  Price  after  such  adjustment  and  any  resulting  adjustment  to the  number  of  Warrant  Shares  and  setting  forth  a  brief  statement  of  the facts requiring such adjustment.

ii.

Notice  to  Allow  Exercise  by  Holder.  If  (A)  the  Company  shall declare  a  dividend  (or  any  other  distribution  in  whatever  form)  on  the

Common  Stock,  (B)  the  Company  shall  declare  a  special  nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall  authorize  the  granting  to  all  holders  of  the  Common  Stock  rights  or warrants  to  subscribe  for  or  purchase  any  shares  of  capital  stock  of  any

class   or   of   any   rights,   (D)   the   approval   of   any   stockholders   of   the

Company  shall  be  required  in  connection  with  any  reclassification  of  the

Common  Stock,  any  consolidation  or  merger  to  which  the  Company  is  a party,  any  sale  or  transfer  of  all  or  substantially  all  of  the  assets  of  the

Company, or any compulsory share exchange whereby the Common Stock is  converted  into  other  securities,  cash  or  property,  or  (E)  the  Company shall  authorize  the  voluntary  or  involuntary  dissolution,  liquidation  or winding up of the affairs of the Company, then, in each case, the Company shall  cause  to  be  delivered  by  facsimile  or  email  to  the  Holder  at  its  last facsimile  number  or  email  address  as  it  shall  appear  upon  the  Warrant

Register  of  the  Company,  at  least  20  calendar  days  prior  to  the  applicable record  or  effective  date  hereinafter  specified,  a  notice  stating  (x)  the  date

on   which   a   record   is   to   be   taken   for   the   purpose   of   such   dividend,

distribution,  redemption,  rights  or  warrants,  or  if  a  record  is  not  to  be taken,  the  date  as  of  which  the  holders  of  the  Common  Stock  of  record  to be  entitled  to  such  dividend,  distributions,  redemption,  rights  or  warrants

are   to   be   determined   or   (y)   the   date   on   which   such   reclassification,

consolidation,  merger,  sale,  transfer  or  share  exchange  is  expected  to become  effective  or  close,  and  the  date  as  of  which  it  is  expected  that holders  of  the  Common  Stock  of  record  shall  be  entitled  to  exchange  their

shares   of   the   Common   Stock   for   securities,   cash   or   other   property

deliverable upon such reclassification, consolidation, merger, sale, transfer or  share  exchange;  provided  that  the  failure  to  deliver  such  notice  or  any defect  therein  or  in  the  delivery  thereof  shall  not  affect  the  validity  of  the

corporate action required to be specified in such notice.   To the extent that

any  notice  provided  in  this  Warrant  constitutes,  or  contains,  material,  non-

public  information  regarding  the  Company  or  any  of  the  Subsidiaries,  the

Company   shall   simultaneously   file   such   notice   with   the   Commission

pursuant  to  a  Current  Report  on  Form  8-K.    The  Holder  shall  remain

entitled to exercise this Warrant during the period commencing on the date of  such  notice  to  the  effective  date  of  the  event  triggering  such  notice except as may otherwise be expressly set forth herein.

Section 4.

Transfer of Warrant.

a)

Transferability.   Subject  to  compliance  with  any  applicable  securities  laws and  the  conditions  set  forth  in  Section  4(d)  hereof  and  to  the  provisions  of  Section  4.1  of

the   Purchase   Agreement,   this   Warrant   and   all   rights   hereunder   (including,   without

limitation,  any  registration  rights)  are  transferable,  in  whole  or  in  part,  upon  surrender  of this  Warrant  at  the  principal  office  of  the  Company  or  its  designated  agent,  together  with a  written  assignment  of  this  Warrant  substantially  in  the  form  attached  hereto  duly executed  by  the  Holder  or  its  agent  or  attorney  and  funds  sufficient  to  pay  any  transfer

taxes  payable  upon  the  making  of  such  transfer.   Upon  such  surrender  and,  if  required,

such  payment,  the  Company  shall  execute  and  deliver  a  new  Warrant  or  Warrants  in  the

name   of   the   assignee   or   assignees,   as   applicable,   and   in   the   denomination   or

denominations  specified  in  such  instrument  of  assignment,  and  shall  issue  to  the  assignor a  new  Warrant  evidencing  the  portion  of  this  Warrant  not  so  assigned,  and  this  Warrant

shall promptly be cancelled.   Notwithstanding anything herein to the contrary, the Holder shall  not  be  required  to  physically  surrender  this  Warrant  to  the  Company  unless  the

Holder  has  assigned  this  Warrant  in  full,  in  which  case,  the  Holder  shall  surrender  this

Warrant  to  the  Company  within  three  (3)  Trading  Days  of  the  date  on  which  the  Holder delivers an assignment form to the Company assigning this Warrant in full.  The Warrant,

if  properly  assigned  in  accordance  herewith,  may  be  exercised  by  a  new  holder  for  the purchase of Warrant Shares without having a new Warrant issued.

b)

New  Warrants.  This  Warrant  may  be  divided  or  combined  with  other

Warrants upon presentation hereof at the aforesaid office of the Company, together with a written  notice  specifying  the  names  and  denominations  in  which  new  Warrants  are  to  be

issued,  signed  by  the  Holder  or  its  agent  or  attorney.   Subject  to  compliance  with  Section

4(a),  as  to  any  transfer  which  may  be  involved  in  such  division  or  combination,  the

Company  shall  execute  and  deliver  a  new  Warrant  or  Warrants  in  exchange  for  the

Warrant  or  Warrants  to  be  divided  or  combined  in  accordance  with  such  notice.  All

Warrants  issued  on  transfers  or  exchanges  shall  be  dated  the  Initial  Exercise  Date  and shall  be  identical  with  this  Warrant  except  as  to  the  number  of  Warrant  Shares  issuable pursuant thereto.

c)

Warrant  Register.  The  Company  shall  register  this  Warrant,  upon  records to  be  maintained  by  the  Company  for  that  purpose  (the  “Warrant  Register”),  in  the  name

of  the  record  Holder  hereof  from  time  to  time.   The  Company  may  deem  and  treat  the

registered  Holder  of  this  Warrant  as  the  absolute  owner  hereof  for  the  purpose  of  any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)

Transfer  Restrictions.  If,  at  the  time  of  the  surrender  of  this  Warrant  in connection  with  any  transfer  of  this  Warrant,  the  transfer  of  this  Warrant  shall  not  be either  (i)  registered  pursuant  to  an  effective  registration  statement  under  the  Securities

Act  and  under  applicable  state  securities  or  blue  sky  laws  or  (ii)  eligible  for  resale without  volume  or  manner-of-sale  restrictions  or  current  public  information  requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer,

that  the  Holder  or  transferee  of  this  Warrant,  as  the  case  may  be,  comply  with  the provisions of the Purchase Agreement.

e)

Representation  by  the  Holder.    The  Holder,  by  the  acceptance  hereof,

represents  and  warrants  that  it  is  acquiring  this  Warrant  and,  upon  any  exercise  hereof,

will  acquire  the  Warrant  Shares  issuable  upon  such  exercise,  for  its  own  account  and  not with  a  view  to  or  for  distributing  or  reselling  such  Warrant  Shares  or  any  part  thereof  in violation  of  the  Securities  Act  or  any  applicable  state  securities  law,  except  pursuant  to sales registered or exempted under the Securities Act.

Section 5.

Miscellaneous.

a)

No  Rights  as  Stockholder  Until  Exercise;  No  Settlement  in  Cash.    This

Warrant  does  not  entitle  the  Holder  to  any  voting  rights,  dividends  or  other  rights  as  a stockholder  of  the  Company  prior  to  the  exercise  hereof  as  set  forth  in  Section  2(d)(i),

except  as  expressly  set  forth  in  Section  3.    Without  limiting  any  rights  of  a  Holder  to

receive  Warrant  Shares  on  a  “cashless  exercise”  pursuant  to  Section  2(c)  or  to  receive cash  payments  pursuant  to  Section  2(d)(i)  and  Section  2(d)(iv)  herein,  in  no  event  shall the Company be required to net cash settle an exercise of this Warrant.

b)

Loss,   Theft,   Destruction   or   Mutilation   of   Warrant.   The   Company

covenants  that  upon  receipt  by  the  Company  of  evidence  reasonably  satisfactory  to  it  of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the  Warrant  Shares,  and  in  case  of  loss,  theft  or  destruction,  of  indemnity  or  security reasonably  satisfactory  to  it  (which,  in  the  case  of  the  Warrant,  shall  not  include  the posting  of  any  bond),  and  upon  surrender  and  cancellation  of  such  Warrant  or  stock certificate,  if  mutilated,  the  Company  will  make  and  deliver  a  new  Warrant  or  stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)

Saturdays,  Sundays,  Holidays,  etc.    If  the  last  or  appointed  day  for  the

taking of any action or the expiration of any right required or granted herein shall not be a

Business  Day,  then,  such  action  may  be  taken  or  such  right  may  be  exercised  on  the  next succeeding Business Day.

d)

Authorized Shares.

The  Company  covenants  that,  during  the  period  the  Warrant  is outstanding,  it  will  reserve  from  its  authorized  and  unissued  Common  Stock  a sufficient  number  of  shares  to  provide  for  the  issuance  of  the  Warrant  Shares

upon  the  exercise  of  any  purchase  rights  under  this  Warrant.    The  Company

further  covenants  that  its  issuance  of  this  Warrant  shall  constitute  full  authority  to its officers who are charged with the duty of issuing the necessary Warrant Shares

upon  the  exercise  of  the  purchase  rights  under  this  Warrant.   The  Company  will

take  all  such  reasonable  action  as  may  be  necessary  to  assure  that  such  Warrant

Shares  may  be  issued  as  provided  herein  without  violation  of  any  applicable  law or  regulation,  or  of  any  requirements  of  the  Trading  Market  upon  which  the

Common  Stock  may  be  listed.   The  Company  covenants  that  all  Warrant  Shares

which  may  be  issued  upon  the  exercise  of  the  purchase  rights  represented  by  this

Warrant  will,  upon  exercise  of  the  purchase  rights  represented  by  this  Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized,

validly  issued,  fully  paid  and  nonassessable  and  free  from  all  taxes,  liens  and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except  and  to  the  extent  as  waived  or  consented  to  by  the  Holder,  the

Company  shall  not  by  any  action,  including,  without  limitation,  amending  its

certificate   of   incorporation   or   through   any   reorganization,   transfer   of   assets,

consolidation,   merger,   dissolution,   issue   or   sale   of   securities   or   any   other

voluntary  action,  avoid  or  seek  to  avoid  the  observance  or  performance  of  any  of the  terms  of  this  Warrant,  but  will  at  all  times  in  good  faith  assist  in  the  carrying out  of  all  such  terms  and  in  the  taking  of  all  such  actions  as  may  be  necessary  or appropriate  to  protect  the  rights  of  Holder  as  set  forth  in  this  Warrant  against

impairment.   Without  limiting  the  generality  of  the  foregoing,  the  Company  will

(i)  not  increase  the  par  value  of  any  Warrant  Shares  above  the  amount  payable therefor  upon  such  exercise  immediately  prior  to  such  increase  in  par  value,  (ii)

take all such action as may be necessary or appropriate in order that the Company may  validly  and  legally  issue  fully  paid  and  nonassessable  Warrant  Shares  upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all  such  authorizations,  exemptions  or  consents  from  any  public  regulatory  body having  jurisdiction  thereof,  as  may  be,  necessary  to  enable  the  Company  to perform its obligations under this Warrant.

Before  taking  any  action  which  would  result  in  an  adjustment  in  the number of Warrant Shares for which this Warrant is exercisable or in the Exercise

Price,  the  Company  shall  obtain  all  such  authorizations  or  exemptions  thereof,  or consents  thereto,  as  may  be  necessary  from  any  public  regulatory  body  or  bodies having jurisdiction thereof.

e)

Jurisdiction.    All    questions    concerning    the    construction,    validity,

enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f)

Restrictions.   The  Holder  acknowledges  that  the  Warrant  Shares  acquired upon  the  exercise  of  this  Warrant,  if  not  registered  and  the  Holder  does  not  utilize

cashless   exercise,   will   have   restrictions   upon   resale   imposed   by   state   and   federal

securities laws.

g)

Nonwaiver  and  Expenses.   No  course  of  dealing  or  any  delay  or  failure  to

exercise  any  right  hereunder  on  the  part  of  Holder  shall  operate  as  a  waiver  of  such  right

or  otherwise  prejudice  the  Holder’s  rights,  powers  or  remedies.    Without  limiting  any

other  provision  of  this  Warrant  or  the  Purchase  Agreement,  if  the  Company  willfully  and knowingly  fails  to  comply  with  any  provision  of  this  Warrant,  which  results  in  any material  damages  to  the  Holder,  the  Company  shall  pay  to  the  Holder  such  amounts  as

shall   be   sufficient   to   cover   any   costs   and   expenses   including,   but   not   limited   to,

reasonable  attorneys’  fees,  including  those  of  appellate  proceedings,  incurred  by  the

Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)

Notices.   Any  notice,  request  or  other  document  required  or  permitted  to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i)

Limitation   of   Liability.     No   provision   hereof,   in   the   absence   of   any

affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no  enumeration  herein  of  the  rights  or  privileges  of  the  Holder,  shall  give  rise  to  any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the  Company,  whether  such  liability  is  asserted  by  the  Company  or  by  creditors  of  the

Company.

j)

Remedies.   The  Holder,  in  addition  to  being  entitled  to  exercise  all  rights granted  by  law,  including  recovery  of  damages,  will  be  entitled  to  specific  performance

of  its  rights  under  this  Warrant.   The  Company  agrees  that  monetary  damages  would  not

be  adequate  compensation  for  any  loss  incurred  by  reason  of  a  breach  by  it  of  the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)

Successors   and   Assigns.     Subject   to   applicable   securities   laws,   this

Warrant  and  the  rights  and  obligations  evidenced  hereby  shall  inure  to  the  benefit  of  and be binding upon the successors and permitted assigns of the Company and the successors

and  permitted  assigns  of  Holder.   The  provisions  of  this  Warrant  are  intended  to  be  for the  benefit  of  any  Holder  from  time  to  time  of  this  Warrant  and  shall  be  enforceable  by the Holder or holder of Warrant Shares.

l)

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)

Severability.   Wherever  possible,  each  provision  of  this  Warrant  shall  be interpreted  in  such  manner  as  to  be  effective  and  valid  under  applicable  law,  but  if  any provision  of  this  Warrant  shall  be  prohibited  by  or  invalid  under  applicable  law,  such provision  shall  be  ineffective  to  the  extent  of  such  prohibition  or  invalidity,  without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)

Headings.   The  headings  used  in  this  Warrant  are  for  the  convenience  of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN  WITNESS  WHEREOF,  the  Company  has  caused  this  Warrant  to  be  executed by its officer thereunto duly authorized as of the date first above indicated.

PARRALAX HEALTH SCIENCES, INC.

By:__________________________________________

Name:  Paul R. Arena

Title:    Chief Executive Officer

NOTICE OF EXERCISE

TO: PARRALAX HEALTH SCIENCES, INC.

(1)  The  undersigned  hereby  elects  to  purchase  ________  Warrant  Shares  of  the  Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ]  [if  permitted  the  cancellation  of  such  number  of  Warrant  Shares  as  is  necessary,  in accordance  with  the  formula  set  forth  in  subsection  2(c),  to  exercise  this  Warrant  with

respect   to   the   maximum   number   of   Warrant   Shares   purchasable   pursuant   to   the

cashless exercise procedure set forth in subsection 2(c).

(3)  Please  issue  said  Warrant  Shares  in  the  name  of  the  undersigned  or  in  such  other  name  as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)     Accredited   Investor.     The   undersigned   is   an   “accredited   investor”   as   defined   in

Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Phone Number:

______________________________________

Email Address:

______________________________________

Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address: